UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2014

eOn Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26399	62-1482176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1703 Sawyer Road Corinth, MS	38834
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 955-5321

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 3, 2014, eOn Communications Corporation (“eOn”) held a special meeting of its stockholders for the purposes of considering the following proposals:

•	a proposal to enable the issuance of up to 3,973,120 shares of common stock (subject to adjustment), aggregating more than 20% of eOn’s common stock outstanding under applicable listing rules of The Nasdaq Capital Market, upon the conversion and exercise, as applicable, of eOn’s Series B Convertible Preferred Stock (the “Series B Preferred Stock”) and the warrants to purchase common stock issued by eOn to certain investors on December 17, 2013. This is referred to as the Share Issuance Proposal. Only holders of eOn common stock as of the record date for the special meeting were entitled to vote for the Share Issuance Proposal. The Share Issuance Proposal was approved and the votes with respect thereto were as follows:

For	Against	Abstain
1,037,514	5,848	9,360

•	a proposal to consider and adopt the Agreement of Merger and Plan of Reorganization, dated December 17, 2013, by and among eOn and Inventergy Merger Sub, Inc., a Delaware corporation (“Merger Sub”), on the one hand, and Inventergy, Inc., a Delaware corporation (“Inventergy”), on the other hand, pursuant to which Merger Sub will merge with and into Inventergy (the “Merger”) with Inventergy being the surviving corporation. This is referred to as the Merger Proposal. The Merger Proposal was approved by holders of eOn common stock and Series B Preferred Stock as of the record date voting as a single class, and the votes with respect thereto were as follows:

For	Against	Abstain
3,248,364	3,371	20,237

•	a proposal to consider and approve the Transition Agreement among eOn, Cortelco Systems Holding Corp, a Delaware corporation (“Cortelco Holding”), eOn Communications Systems, Inc., a Delaware corporation (“eOn Subsidiary”) and Cortelco, Inc., a Delaware corporation (“Cortelco”) that provides for transfers of assets to take place only upon consummation of the Merger, including the transfer of all of eOn’s ownership in Cortelco Holding, Cortelco Systems Puerto Rico, Inc., and Symbio Investment Corp. This is referred to as the Transition Proposal. The Transition Proposal was approved by holders of eOn common stock and Series B Preferred Stock as of the record date voting as a single class, and the votes with respect thereto were as follows:

For	Against	Abstain
3,258,414	2,931	10,627

•	separate proposals to approve certain amendments to eOn’s existing amended and restated certificate of incorporation, each to take effect only upon consummation of the Merger, including: (i) an increase in eOn’s authorized capital stock from 10 million shares of common stock, par value $0.005 per share, and 10 million shares of preferred stock, par value $0.001 per share, to 100 million shares of common stock, par value $0.001 per share, and 10 million shares of preferred stock, par value $0.001 per share; (ii) a change in eOn’s name from “eOn Communications Corporation” to “Inventergy Global, Inc.”; (iii) a reverse stock split of eOn’s common stock such that each one and one-half to five shares of eOn’s common stock is reclassified into one share of eOn common stock, the exact ratio within the one and one-half to five range to be determined by the board of directors of eOn prior to the filing of the amendments to eOn’s certificate of incorporation and publicly announced by eOn; (iv) reset the classes of directors following the Merger; (v) add an indemnification provision; (vi) add an exclusive forum provision; (vii) add a provision regarding arrangements with creditors; and (viii) add a provision eliminating the effect of the Delaware business combination statute. This is referred to as the Charter Amendment and the proposals are referred to as the Charter Amendment Proposals. The Charter Amendment Proposals were each approved by holders of eOn common stock and Series B Preferred Stock as of the record date voting as a single class, as follows:

(i) Increase in Authorized Shares:

For	Against	Abstain
3,256,568	5,367	10,037

(ii) Change in eOn’s Name:

For	Against	Abstain
3,258,239	3,596	10,137

(iii) Reverse stock split:

For	Against	Abstain
3,252,186	9,949	9,837

(iv) Reset director classes:

For	Against	Abstain
3,256,552	4,883	10,537

(v) Add indemnification provision:

For	Against	Abstain
3,256,104	5,131	10,737

(vi) Add exclusive forum provision:

For	Against	Abstain
3,255,703	5,532	10,737

(vii) Add provision regarding arrangements with creditors:

For	Against	Abstain
3,256,404	4,631	10,937

(viii) Add provision eliminating the effect of the Delaware business combination statute:

For	Against	Abstain
3,255,839	5,396	10,737

• ·	a proposal to elect six directors to serve as the eOn board of directors only upon consummation of the Merger, with each of Robert A. Gordon and Robb Knie to serve as Class I directors with terms expiring in 2015; W. Frank King and Marshall Phelps, Jr. to serve as Class II directors with terms expiring in 2016; and Joseph W. Beyers and Francis P. Barton to serve as Class III directors with terms expiring in 2017, in each case or until a successor is elected and qualified. This is referred to as the Director Election Proposal. Each of the directors was elected to the class for which he was nominated by holders of eOn common stock and Series B Preferred Stock as of the record date voting as a single class, and the votes with respect to each nominee were as follows:

Nominee	For	Against
Robert A. Gordon	3,247,985	13,086
Robb Knie	3,248,985	13,086
W. Frank King	3,247,795	13,286
Marshall Phelps, Jr.	3,247,795	13,286
Joseph W. Beyers	3,247,795	13,286
Francis P. Barton	3,248,562	12,519

•	a proposal to approve the adoption of the Inventergy Incentive Plan (the “Incentive Plan”), effective only upon consummation of the Merger, pursuant to which 7,210,890 shares of eOn common stock (subject to adjustment for the reverse stock split) will be reserved for issuance to employees, outside directors and consultants pursuant to the terms of the Incentive Plan. This is referred to as the Incentive Plan Proposal. The Incentive Plan Proposal was approved by holders of eOn common stock and Series B Preferred Stock as of the record date voting as a single class, with the votes being as follows:

For	Against	Abstain
3,223,274	33,166	15,532

•	a proposal to consider and approve the adjournment of the special meeting to a later date or dates for any purpose, including to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote. This is referred to as the Adjournment Proposal. The Adjournment Proposal was not acted upon.

ITEM 8.01. OTHER EVENTS.

On June 3, 2014, eOn issued a press release announcing the results of the special meeting of its stockholders and that the eOn board of directors approved the ratio for the reverse stock split at a one-for-two ratio. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number	Description of Exhibit

99.1	Press Release, dated June 3, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2014

EON COMMUNICATIONS CORPORATION

By:	/s/ Stephen Swartz
Stephen Swartz
Principal Executive Officer

Exhibit Index

Exhibit
Number	Description of Exhibit

99.1	Press Release, dated June 3, 2014.